SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 2-17620) UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 122
and

REGISTRATION STATEMENT (NO. 811-1027) UNDER THE INVESTMENT COMPANY

ACT OF 1940

Amendment No. 122

VANGUARD WORLD FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482 (Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 30, 2012, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on , (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Extended Duration Treasury ETF
Prospectus

April 30, 2012

Exchange-traded fund shares that are not individually redeemable and are listed on
NYSE Arca
Vanguard Extended Duration Treasury Index Fund ETF Shares (EDV)

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2011.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	9
Investing in Vanguard ETF Shares	7	The Fund and Vanguard	19
		Investment Advisor	20
		Dividends, Capital Gains, and Taxes	21
		Share Price and Market Price	22
		Additional Information	23
		Financial Highlights	24
		Glossary of Investment Terms	27

ETF Summary

Investment Objective

The Fund seeks to track the performance of an index of extended-duration zero-coupon U.S. Treasury securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses		0.08%
12b-1 Distribution Fee		None
Other Expenses		0.05%
Total Annual Fund Operating Expenses		0.13%

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Example

The following example is intended to help you compare the cost of investing in Extended Duration Treasury ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Extended Duration Treasury ETF. This example assumes that Extended Duration Treasury ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. This Index includes zero-coupon U.S. Treasury securities (Treasury STRIPS) with maturities ranging from 20 to 30 years. A Treasury STRIP represents a single coupon payment, or a single principal payment, from a U.S. Treasury security that has been “stripped” into separately tradable components.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors, including duration and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in U.S. Treasury securities held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges

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between 20 and 30 years. The Fund is expected to have a duration that is greater than 20 years.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests primarily in zero-coupon long-term bonds, which have prices that are even more sensitive to interest rate changes than are coupon-bearing bonds of similar maturity. Because the Fund invests primarily in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund’s investments to decline significantly.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• Extended Duration Treasury ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an Extended Duration Treasury ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy Extended Duration Treasury ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although Extended Duration Treasury ETF Shares are listed for trading on NYSE

Arca, it is possible that an active trading market may not be maintained.

• Trading of Extended Duration Treasury ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of Extended Duration Treasury ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Extended Duration Treasury Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2012, was –10.99%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 52.06% (quarter ended September 30, 2011), and the lowest return for a quarter was –20.01% (quarter ended March 31, 2009).

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Average Annual Total Returns for Periods Ended December 31, 2011
		Since
		Inception
		(Dec. 6,
	1 Year	2007)
Vanguard Extended Duration Treasury Index Fund ETF Shares
Based on NAV
Return Before Taxes	55.81%	13.95%
Return After Taxes on Distributions	53.00	11.03
Return After Taxes on Distributions and Sale of Fund Shares	36.30	10.16
Based on Market Price
Return Before Taxes	56.17	13.99
Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index
(reflects no deduction for fees, expenses, or taxes)	56.24%	14.55%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group.

He has managed the Fund since its inception in 2007.

5

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 50,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Extended Duration Treasury ETF, a class of shares issued by Vanguard Extended Duration Treasury Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund by an individual investor.

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund’s portfolio holdings.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

How Do I Buy and Sell Vanguard ETF Shares?

Individual investors can purchase ETF Shares on the secondary market through a broker. When you buy or sell ETF Shares, your broker may charge a commission. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more or less than NAV when you buy ETF Shares, and receive more or less than NAV when you sell those shares.

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Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions and shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

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More on the Fund and ETF Shares

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol

[SYMBOL]

 throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expense ratios; as a result, their investment performances will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker.

The Fund is primarily intended for pension plans and other institutional investors that desire to closely match long-term liabilities with a portfolio of U.S. Treasury securities of similar long-term duration. Interest rate risk is expected to be extremely high for the Fund because it invests primarily in zero-coupon long-term bonds, which have prices that are even more sensitive to interest rate changes than are coupon-bearing bonds of similar maturity. Because the Fund invests primarily in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund’s investments to decline significantly. Prospective investors are urged to consult with their own advisors to determine the suitability of an investment in the Fund and the relationship of such an investment to their overall investment program and financial and tax positions.

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Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Extended Duration Treasury ETF Shares’ expense ratio would be 0.13%, or $1.30 per $1,000 of average net assets. The average expense ratio for general U.S. Treasury funds in 2010 was 0.61%, or $6.10 per
$1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.The Fund’s policy of investing at least 80% of its assets in U.S. Treasury securities that are part of the target index may be changed only upon 60 days’ notice to shareholders.

10

Market Exposure

Plain Talk About Treasury STRIPS

A Treasury STRIP represents a single coupon payment, or a single principal payment, on a U.S. Treasury security that has been “stripped” into separately tradable components. For example, a newly issued 10-year U.S. Treasury note can be divided into 20 semiannual coupon payments (coupon STRIPS) and a single principal payment (principal STRIP). Treasury STRIPS are obligations of the
U.S. Treasury and are backed by the full faith and credit of the United States.

Treasury STRIPS are sometimes called zero-coupon securities because the only time an investor receives payment is at maturity. Consequently, these securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. Treasury STRIPS are popular with pension funds and insurance companies because these securities have known cash values at maturity, which enables investors to closely match their liabilities with guaranteed payments from the U.S. Treasury. Because Treasury STRIPS do not pay interest, they are issued and sold at a discount to face value.

Because Treasury STRIPS do not pay interest and are purchased at an “original issue discount,” the Fund may be required to distribute to shareholders income dividends that exceed the cash the Fund receives on its portfolio holdings. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income-dividend distribution requirements.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests primarily in zero-coupon long-term bonds, which have prices that are even more sensitive to interest rate changes than are coupon-bearing bonds of similar maturity. Because the Fund invests primarily in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of four noncallable bonds of different maturities, each with a market value of $1,000.

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How Interest Rate Changes Affect the Value of a $1,000 Bond
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)[1]	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)[1]	922	1,086	851	1,180
Long-Term (20 years)[1]	874	1,150	769	1,328
Long-Term Zero-Coupon (20 years)	800	1,200	600	1,400
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in its target index—which is an indexing strategy called “replication”—the Fund uses index “sampling” techniques to select securities. Using computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, and quality of the underlying bonds. Because the Fund does not hold all securities in its target index, some of the securities that are held will likely be overweighted (or underweighted) compared with the target index.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Types of bonds. The Fund’s target index is the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. This index includes Treasury STRIPS with maturities ranging from 20 to 30 years. The number of bonds held by the Fund and the number of bonds in the Fund’s target index were 54 and 55, respectively, as of August 31, 2011.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays Capital U.S. Aggregate Bond Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

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  Add value when these instruments are attractively priced; or
  Adjust sensitivity to changes in interest rates.

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, total return swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard may invest a small portion of the Fund’s assets in shares of bond exchange-traded funds (ETFs). These ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

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Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption.

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide “circuit breakers”(which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

Purchasing and Selling Vanguard ETF Shares on the Secondary Market

You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. The broker may charge you a commission to execute the transaction. In addition, the market price of ETF Shares, like the price of any exchange-traded security, includes a “bid-ask spread”

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charged by the market-makers that cover the particular security. In times of severe market disruption, the bid-ask spread can increase significantly.

The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.250 conventional shares, and this was

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equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at NAV, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio

17

management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index, or to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for long-term bond funds was approximately 87%, as reported by Morningstar, Inc., on August 31, 2011.

18

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 170 mutual funds holding assets of approximately $1.6 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

19

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2011, Vanguard served as advisor for approximately $1.4 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended August 31, 2011, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

Vanguard’s Fixed Income Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Fund is:

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the Fund since its inception in 2007.

20

Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends are declared and distributed quarterly; capital gains distributions, if any, generally occur annually in December. Because of the “original issue discount” on zero-coupon securities, the Fund may be required to distribute income dividends to shareholders that exceed the cash received by the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your

21

broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• “Original issue discount” on a Treasury STRIP is generally treated as interest, whether or not cash is actually received by the Fund.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gain distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned ETF Shares.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is

22

closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The previous day’s closing market price may also be published in the business section of major newspapers.

Additional Information

			Vanguard
	Inception	Suitable	Fund	CUSIP
	Date	for IRAs	Number	Number
Extended Duration Treasury Index Fund
ETF Shares	12/6/2007	Yes	930	921910709

23

Financial Highlights

The following financial highlights table is intended to help you understand the ETF Shares’ financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com, or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The ETF Shares began fiscal year 2011 with a net asset value (price) of $103.39 per share. During the year, each ETF Share earned $3.723 from investment income (interest). There was a decline of $3.168 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.555 per share from investment operations.

Shareholders received $3.855 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $100.09, reflecting earnings of $0.555 per share and distributions of $3.855 per share. This was a decrease of $3.30 per share (from $103.39 at the beginning of the year to $100.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.33% for the year.

As of August 31, 2011, the ETF Shares had approximately $120 million in net assets. For the year, the expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the net investment income amounted to 4.40% of average net assets. The Fund sold and replaced securities valued at 22% of its net assets.

24

Extended Duration Treasury Index Fund ETF Shares
				Dec. 6,
				2007[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$103.39	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	3.723[2]	3.921[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(3.168)	12.419	3.880	(.983)
Total from Investment Operations	.555	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(3.630)	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(.225)	(11.108)	—	—
Total Distributions	(3.855)	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$100.09	$103.39 $101.91		$98.11
Total Return	1.33%	20.80%	7.98%	2.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$120	$176	$46	$5
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	4.40%	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	22%	24%	39%	36%
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.07, $0.01, $0.02, and $0.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

25

CFA® is a trademark owned by CFA Institute.

Vanguard Extended Duration Treasury ETF is not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard Extended Duration Treasury ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Duration Treasury ETF particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital’s only relationship to Vanguard and Vanguard Extended Duration Treasury ETF is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or Vanguard Extended Duration Treasury ETF. Barclays Capital has no obligation to take the needs of Vanguard, Vanguard Extended Duration Treasury ETF or the owners of Vanguard Extended Duration Treasury ETF into consideration in determining, composing or calculating the Barclays Captial Index. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard Extended Duration Treasury ETF to be issued. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Extended Duration Treasury ETF. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

Source of index data: Barclays Capital Global Family of Indices. Copyright 2012, Barclays Capital. All rights reserved.

26

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the issuing fund only in Creation Unit-size aggregations.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

27

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Treasury STRIPS. Fixed income securities that are sold at a significant discount to face value and offer no interest payments because they mature at par. STRIPS is an acronym for “separate trading of registered interest and principal securities.”

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

28

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Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Extended Duration Treasury ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI for the issuing Fund provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group Institutional Investor Information P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-1027

© 2012 The Vanguard Group, Inc. All rights reserved.

U.S. Pat. No. 6,879,964 B2, 7,337,138; 7,720,749; 7,925,573; 8,090, 646. Vanguard Marketing Corporation, Distributor.

P 930 042012

Vanguard Extended Duration Treasury Index Fund
Prospectus

April 30, 2012

Institutional Shares & Institutional Plus Shares
Vanguard Extended Duration Treasury Index Fund Institutional Shares (VEDTX)
Vanguard Extended Duration Treasury Index Fund Institutional Plus Shares (VEDIX)

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2011.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22
More on the Fund	7	Converting Shares	25
The Fund and Vanguard	14	Redeeming Shares	26
Investment Advisor	15	Exchanging Shares	30
Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	30
Share Price	19	Other Rules You Should Know	32
Financial Highlights	20	Fund and Account Updates	35
		Contacting Vanguard	37
		Additional Information	38
		Glossary of Investment Terms	39

Fund Summary

Investment Objective

The Fund seeks to track the performance of an index of extended-duration zero-coupon U.S. Treasury securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee (other than on reinvested dividends or capital gains)	0.50%	0.50%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.07%	0.04%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.11%	0.08%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$85	$112	$190
Institutional Plus Shares	$58	$76	$95	$152

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. This Index includes zero-coupon U.S. Treasury securities (Treasury STRIPS) with maturities ranging from 20 to 30 years. A Treasury STRIP represents a single coupon payment, or a single principal payment, from a U.S. Treasury security that has been “stripped” into separately tradable components.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors, including duration and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in U.S. Treasury securities held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 20 and 30 years. The Fund is expected to have a duration that is greater than 20 years.

2

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests primarily in zero-coupon long-term bonds, which have prices that are even more sensitive to interest rate changes than are coupon-bearing bonds of similar maturity. Because the Fund invests primarily in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund’s investments to decline significantly.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Extended Duration Treasury Index Fund Institutional Shares1

1 If applicable shareholder fees were reflected, returns would be less than those shown. The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2012, was -10.99%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 52.05% (quarter ended September 30, 2011), and the lowest return for a quarter was –20.01% (quarter ended March 31, 2009).

Average Annual Total Returns for Periods Ended December 31, 2011
		Since
		Inception
		(Nov. 28,
	1 Year	2007)
Vanguard Extended Duration Treasury Index Fund Institutional Shares
Return Before Taxes	55.40%	13.30%
Return After Taxes on Distributions	52.64	10.43
Return After Taxes on Distributions and Sale of Fund Shares	36.07	9.62
Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index
(reflects no deduction for fees, expenses, or taxes)	56.24%	13.83%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group.

He has managed the Fund since its inception in 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum.

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More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol

[SYMBOL]

throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

A Note to Investors

The Fund is primarily intended for pension plans and other institutional investors that desire to closely match long-term liabilities with a portfolio of U.S. Treasury securities of similar long-term duration. Interest rate risk is expected to be extremely high for the Fund because it invests primarily in zero-coupon long-term bonds, which have prices that are even more sensitive to interest rate changes than are coupon-bearing bonds of similar maturity. Because the Fund invests primarily in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund’s investments to decline significantly. Prospective investors are urged to consult with their own advisors to determine the suitability of investment in the Fund and the relationship of this investment to their overall investment programs and financial and tax positions.

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Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Extended Duration Treasury Index Fund’s expense ratios would be as follows: for Institutional Shares, 0.11%, or $1.10 per $1,000 of
average net assets; for Institutional Plus Shares, 0.08%, or $0.80 per $1,000 of
average net assets. The average expense ratio for general U.S. Treasury funds in
2010 was 0.61%, or $6.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund‘s policy of investing at least 80% of its assets in U.S. Treasury securities that are part of the target index may be changed only upon 60 days‘ notice to shareholders.

8

Market Exposure

Plain Talk About Treasury STRIPS

A Treasury STRIP represents a single coupon payment, or a single principal payment, on a U.S. Treasury security that has been “stripped” into separately tradable components. For example, a newly issued 10-year U.S. Treasury note can be divided into 20 semiannual coupon payments (coupon STRIPS) and a single principal payment (principal STRIP). Treasury STRIPS are obligations of the
U.S. Treasury and are backed by the full faith and credit of the United States.

Treasury STRIPS are sometimes called zero-coupon securities because the only time an investor receives payment is at maturity. Consequently, these securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. Treasury STRIPS are popular with pension funds and insurance companies because these securities have known cash values at maturity, which enables investors to closely match their liabilities with guaranteed payments from the U.S. Treasury. Because Treasury STRIPS do not pay interest, they are issued and sold at a discount to face value.

Because Treasury STRIPS do not pay interest and are purchased at an “original issue discount,” the Fund may be required to distribute to shareholders income dividends that exceed the cash the Fund receives on its portfolio holdings. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income-dividend distribution requirements.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests primarily in zero-coupon long-term bonds, which have prices that are even more sensitive to interest rate changes than are coupon-bearing bonds of similar maturity. Because the Fund invests primarily in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of four noncallable bonds of different maturities, each with a market value of $1,000.

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How Interest Rate Changes Affect the Value of a $1,000 Bond
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)[1]	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)[1]	922	1,086	851	1,180
Long-Term (20 years)[1]	874	1,150	769	1,328
Long-Term Zero-Coupon (20 years)	800	1,200	600	1,400
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in its target index—which is an indexing strategy called “replication”—the Fund uses index “sampling” techniques to select securities. Using computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, and quality of the underlying bonds. Because the Fund does not hold all securities in its target index, some of the securities that are held will likely be overweighted (or underweighted) compared with the target index.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Types of bonds. The Fund’s target index is the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. This index includes Treasury STRIPS with maturities ranging from 20 to 30 years. The number of bonds held by the Fund and the number of bonds in the Fund’s target index were 54 and 55, respectively, as of August 31, 2011.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays Capital U.S. Aggregate Bond Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

11

• Add value when these instruments are attractively priced; or

• Adjust sensitivity to changes in interest rates.

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, total return swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard may invest a small portion of the Fund’s assets in shares of bond exchange-traded funds (ETFs). These ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

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Purchase Fee

The Fund charges a 0.50% fee on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee.

Unlike a sales charge or a load paid to a broker or a fund management company, the purchase fee is paid directly to the Fund to offset the costs of buying securities.

See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

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• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index, or to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for long-term bond funds was approximately 87%, as reported by Morningstar, Inc., on August 31, 2011.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 170 mutual funds holding assets of approximately $1.6 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other

14

than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2011, Vanguard served as advisor for approximately $1.4 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended August 31, 2011, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

Vanguard’s Fixed Income Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

15

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Fund is:

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the Fund since its inception in 2007. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends are declared and distributed quarterly; capital gains distributions, if any, generally occur annually in December. Because of the “original issue discount” on zero-coupon securities, the Fund may be required to distribute income dividends to shareholders that exceed the cash received by the Fund. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• “Original issue discount” on a Treasury STRIP is generally treated as interest, whether or not cash is actually received by the Fund.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gain distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

17

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com, or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Institutional Shares as an example. The
Institutional Shares began fiscal year 2011 with a net asset value (price) of $31.18 per share. During the year, each Institutional Share earned $1.127 from investment income (interest). There was a decline of $0.948 per share in the value investments held or sold by the Fund, resulting in a net gain of $0.179 per share from investment operations.

Shareholders received $1.169 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $30.19, reflecting earnings of $0.179 per share and distributions of $1.169 per share. This was a decrease of $0.99 per share (from $31.18 at the beginning of the year to $30.19 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.33% for the year.

As of August 31, 2011, the Institutional Shares had approximately $409 million in net assets. For the year, the expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the net investment income amounted to 4.42% of average net assets. The Fund sold and replaced securities valued at 22% of its net assets.

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Extended Duration Treasury Index Fund Institutional Shares
				Nov. 28,
				2007[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.18	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	1.127[2]	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(.948)	3.796	1.221	(.928)
Total from Investment Operations	.179	4.969	2.494	.095
Distributions
Dividends from Net Investment Income	(1.101)	(1.134)	(1.324)	(.575)
Distributions from Realized Capital Gains	(.068)	(3.345)	—	—
Total Distributions	(1.169)	(4.479)	(1.324)	(.575)
Net Asset Value, End of Period	$30.19	$31.18	$30.69	$29.52
Total Return[4]	1.33%	20.84%	8.05%	0.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$409	$286	$151	$258
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to Average Net Assets	4.42%	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	22%	24%	39%	36%
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.02, $0.00, $0.01, and $0.03.
4 Total returns do not include transaction fees that may have applied in the periods shown.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account. See Contacting Vanguard.

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By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase

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request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Purchase Fee

The Fund charges a purchase fee of 0.50% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee does not apply to shares purchased through reinvested dividends or capital gains.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

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New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

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Conversions From Institutional Shares to Institutional Plus Shares

You may convert Institutional Shares to Institutional Plus Shares of the Fund, provided that your account balance is at least $100 million.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Institutional Shares

If an account no longer meets the balance requirements for Institutional Plus Shares, Vanguard may automatically convert the shares in the account to Institutional Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website at vanguard.com if you are a registered user.

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By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by written request. See

Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Earning Dividends

You generally will continue earning dividends until the first business day following your trade date.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven

29

calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of vanguard.com), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

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• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

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Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions online. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

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Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

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Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Shares or Institutional Plus Shares to another share class, as appropriate, if the investor’s fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

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Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

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Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms online. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) reports about Vanguard Extended Duration Treasury Index Fund twice a year, in April and October. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

36

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (SHIP) For fund and service information

(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

37

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation Fund Number		Number
Extended Duration Treasury Index Fund
Institutional Shares	11/28/2007	ExtDurTresInst	1275	921910881
Institutional Plus Shares	—	ExtDurTreIntPl	1276	921910808

CFA® is a trademark owned by CFA Institute.

38

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

39

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Treasury STRIPS. Fixed income securities that are sold at a significant discount to face value and offer no interest payments because they mature at par. STRIPS is an acronym for “separate trading of registered interest and principal securities.”

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

40

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Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Extended Duration Treasury Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-749-7273

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-1027

© 2012 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 1275 042012

PART B

VANGUARD® WORLD FUND

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2011 (Revised April 30, 2012)

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 30, 2012, for Vanguard Extended Duration Treasury Index Fund; dated December 20, 2011, for all others). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-4
Investment Strategies and Nonfundamental Policies	B-5
Share Price	B-27
Purchase and Redemption of Shares	B-28
Management of the Funds	B-29
Investment Advisory Services	B-49
Portfolio Transactions	B-61
Proxy Voting Guidelines	B-64
Information About the ETF Share Class	B-69
Financial Statements	B-78

DESCRIPTION OF THE TRUST

Vanguard World Fund (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
Institutional
Fund[2]	Investor	Admiral	Institutional	Plus	ETF
Vanguard U.S. Growth Fund	VWUSX	VWUAX	—	—	—
Vanguard International Growth Fund	VWIGX	VWILX	—	—	—
Vanguard Extended Duration Treasury Index Fund	—	—	VEDTX	VEDIX	EDV
Vanguard FTSE Social Index Fund	VFTSX	—	VFTNX	—	—
Vanguard Consumer Discretionary Index Fund	—	VCDAX	—	—	VCR
Vanguard Consumer Staples Index Fund	—	VCSAX	—	—	VDC
Vanguard Energy Index Fund	—	VENAX	—	—	VDE
Vanguard Financials Index Fund	—	VFAIX	—	—	VFH
Vanguard Health Care Index Fund	—	VHCIX	—	—	VHT
Vanguard Industrials Index Fund	—	VINAX	—	—	VIS
Vanguard Information Technology Index Fund	—	VITAX	—	—	VGT
Vanguard Materials Index Fund	—	VMIAX	—	—	VAW
Vanguard Telecommunication Services Index Fund	—	VTCAX	—	—	VOX
Vanguard Utilities Index Fund	—	VUIAX	—	—	VPU
Vanguard Mega Cap 300 Index Fund	—	—	VMCTX	—	MGC
Vanguard Mega Cap 300 Value Index Fund	—	—	VMVLX	—	MGV
Vanguard Mega Cap 300 Growth Index Fund	—	—	VMGAX	—	MGK
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization

Vanguard World Fund was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard U.S. Sector Index Funds, are classified as diversified within the meaning of the 1940 Act. Vanguard U.S. Sector Index Funds are classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds, Vanguard Mega Cap 300 Index Funds, and Vanguard U.S. Growth Fund); JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund and Vanguard Extended Duration Treasury Index Fund); and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for Vanguard FTSE Social Index Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Fund shareholders may convert their shares to another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements, as described in the Fund’s current prospectus. ETF Shares cannot be converted into conventional shares of a fund. For additional information about the conversion rights applicable to ETF Shares, please see “Information About the ETF Share Class.”

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Vanguard International Growth Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund’s fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. For each Fund (except Vanguard U.S. Sector Index Funds): With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. For the FTSE Social Index, Extended Duration Treasury Index, Mega Cap 300 Index, Mega Cap 300 Value Index, and Mega Cap 300 Growth Index Funds: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

For the U.S. Growth and the International Growth Funds: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

For the U.S. Sector Index Funds: Each Fund will concentrate its investments in the securities of issuers whose principal business activities are in the industry denoted by the Fund name.

Investment Objective. The investment objectives of the U.S. Growth Fund, the International Growth Fund, and the FTSE Social Index Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate; or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks due to the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had, and may continue to have, a negative effect on the valuation and liquidity of asset-backed securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s) or below BBB– by Standard & Poor’s) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income. It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities – Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instrument. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, the refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so, or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are “substantially identical.” To be considered substantially identical, the securities returned to a fund generally must (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to leverage a fund’s assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk due to the deterioration of worldwide economic and liquidity conditions that became especially severe in 2008. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, may bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund, but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities due to the fact that preferred stock may trade less frequently and in more limited volume.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, OTC swaps in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. As previously noted, under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Tax Matters — Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. A shareholder should consult his or her tax professional regarding the particular situation for information on the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters — Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund's transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund's hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that affect the treatment of gains or losses recognized by the fund as ordinary or capital. These transactions may also accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding period of the fund’s securities.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund generally must recognize for federal income tax purposes, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat, as capital gain or loss, foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign income taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund. Similarly, if, at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that itself has elected to pass through such taxes to shareholders.

Tax Matters — Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008 and later by the Tax Relief, Unemployment Insurance Reauthorization, and

Job Creation Act of 2010, provided relief from U.S. withholding tax for certain properly designated distributions made with respect to a fund’s taxable year beginning prior to 2012, assuming the investor provides valid tax documentation certifying non-U.S. status. The relief does not by its terms apply to a fund’s taxable year beginning in or after 2012 unless so extended by Congress. If Congress extends this relief, Vanguard will generally apply it on a prospective basis, where applicable, to fund distributions made to you if you invest directly with Vanguard. If you hold fund shares (including ETF shares) through a broker or intermediary, your broker or intermediary may apply this relief to distributions made to you with respect to those shares. If your broker or intermediary instead collects withholding tax where this relief is applicable, you may be able to reclaim such withholding tax from the IRS. Please consult your tax advisor.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Funds hold foreign securities that trade on foreign markets that are open.

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

For non-ETF purchases, the Extended Duration Treasury Index Fund charges a 0.50% purchase fee. The purchase fee is paid to the Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including exchanges from other Vanguard funds, but not from reinvested dividends or capital gains.

Exchange of Securities for Shares of a Fund. In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of at least $1 million. In addition, each position must have a market value of at least $10,000. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

A fund will not accept securities in exchange for its shares unless (1) such securities are, at the time of the exchange, eligible to be held by the fund; (2) the transaction will not cause the fund’s weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund’s net assets immediately prior to the transaction.

Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The U.S. Growth Fund, FTSE Social Index Fund, Extended Duration Treasury Index Fund, and Mega Cap 300 Index Funds do not charge a redemption fee. The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase. These fees are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first. Information regarding the application of redemption fees is described more fully in the Funds‘ prospectuses.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds’ advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of August 31, 2011, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Fund’s Average	Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
U.S. Growth Fund	$ 597,000	0.02%	0.24%
International Growth Fund	3,018,000	0.02	1.21
FTSE Social Index Fund	85,000	0.02	0.03
Consumer Discretionary Index Fund	62,000	0.02	0.02
Consumer Staples Index Fund	128,000	0.02	0.05
Energy Index Fund	365,000	0.02	0.15
Financials Index Fund	107,000	0.02	0.04
Health Care Index Fund	136,000	0.02	0.05
Industrials Index Fund	83,000	0.02	0.03
Information Technology Index Fund	310,000	0.02	0.12
Materials Index Fund	132,000	0.02	0.05
Telecommunication Services Index Fund	65,000	0.02	0.03
Utilities Index Fund	155,000	0.01	0.06
Extended Duration Treasury Index Fund	78,000	0.01	0.03
Mega Cap 300 Index Fund	76,000	0.02	0.03
Mega Cap 300 Value Index Fund	78,000	0.02	0.03
Mega Cap 300 Growth Index Fund	103,000	0.02	0.04

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund‘s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds.

Amounts captioned “Marketing and Distribution Expenses” include a Fund‘s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2009, 2010, and 2011, and are presented as a percentage of each Fund's average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Vanguard Fund	2009	2010	2011
U.S. Growth Fund
Management and Administrative Expenses:	0.41%	0.26%	0.23%
Marketing and Distribution Expenses:	0.03	0.02	0.02
International Growth Fund
Management and Administrative Expenses:	0.42%	0.25%	0.21%
Marketing and Distribution Expenses:	0.03	0.02	0.02
FTSE Social Index Fund
Management and Administrative Expenses:	0.20%	0.21%	0.21%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Consumer Discretionary Index Fund
Management and Administrative Expenses:	0.15%	0.18%	0.14%
Marketing and Distribution Expenses:	0.04	0.03	0.03
Consumer Staples Index Fund
Management and Administrative Expenses:	0.19%	0.19%	0.15%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Energy Index Fund
Management and Administrative Expenses:	0.19%	0.20%	0.15%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Financials Index Fund
Management and Administrative Expenses:	0.17%	0.19%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Health Care Index Fund
Management and Administrative Expenses:	0.20%	0.19%	0.15%
Marketing and Distribution Expenses:	0.03	0.03	0.02
Industrials Index Fund
Management and Administrative Expenses:	0.14%	0.19%	0.14%
Marketing and Distribution Expenses:	0.04	0.03	0.03
Information Technology Index Fund
Management and Administrative Expenses:	0.19%	0.20%	0.15%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Materials Index Fund
Management and Administrative Expenses:	0.18%	0.19%	0.15%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Telecommunication Services Index Fund
Management and Administrative Expenses:	0.18%	0.18%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Utilities Index Fund
Management and Administrative Expenses:	0.18%	0.20%	0.15%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Extended Duration Treasury Index Fund
Management and Administrative Expenses:	0.05%	0.07%	0.08%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Mega Cap 300 Index Fund
Management and Administrative Expenses:	0.06%	0.08%	0.07%
Marketing and Distribution Expenses:	0.03	0.03	0.03

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Vanguard Fund	2009	2010	2011
Mega Cap 300 Value Index Fund
Management and Administrative Expenses:	0.06%	0.08%	0.07%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Mega Cap 300 Growth Index Fund
Management and Administrative Expenses:	0.08%	0.08%	0.08%
Marketing and Distribution Expenses:	0.02	0.03	0.03

The U.S. Growth Fund’s and International Growth Fund’s investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds‘ management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for

Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	179
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	179
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood
			include President of the Worldwide Channels Group,
			President of Latin America, Executive Chief Staff Officer
			of Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2010 Distinguished Minett Professor at
			the Rochester Institute of Technology. Mr. Fullwood
			serves as a director of SPX Corporation (multi-industry
			manufacturing), Amerigroup Corporation (managed
			health care), the University of Rochester Medical
			Center, Monroe Community College Foundation, the
			United Way of Rochester, and North Carolina A&T
			University.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	179
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			director of Tyco International, Ltd. (diversified
			manufacturing and services), Hewlett-Packard
			Company (electronic computer manufacturing), and
			Delphi Automotive LLP (automotive components); as
			Senior Advisor at New Mountain Capital; and as a
			trustee of The Conference Board.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	179
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences with
			secondary appointments at the Annenberg School for
			Communication and the Graduate School of Education
			at the University of Pennsylvania. Dr. Gutmann also
			serves as a director of Carnegie Corporation of New
			York, Schuylkill River Development Corporation, and
			Greater Philadelphia Chamber of Commerce; and as a
			trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	179
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a director of Skytop Lodge Corporation
			(hotels), the University Medical Center at Princeton,
			the Robert Wood Johnson Foundation, and the Center
			for Talent Innovation; and as a member of the advisory
			board of the Maxwell School of Citizenship and Public
			Affairs at Syracuse University.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	179
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as a director of
			SKF AB (industrial machinery), Hillenbrand, Inc.
			(specialized consumer services), the Lumina
			Foundation for Education, and Oxfam America; and as
			Chairman of the Advisory Council for the College of
			Arts and Letters and Member of the Advisory Board to
			the Kellogg Institute for International Studies at the
			University of Notre Dame. Mr. Loughrey served as a
			director of Sauer-Danfoss Inc. (machinery) from 2000
			to 2010, of Cummins Inc. from 2005 to 2009, and of
			Tower Automotive Inc. (manufacturer of automobile
			components) from 1994 to 2007.

Mark Loughridge	Trustee	March 2012	Mr. Loughridge has served as Senior Vice President	179
(1953)			and Chief Financial Officer at IBM (information
			technology services) since 2004. Mr. Loughridge also
			serves as a fiduciary member of IBM’s Retirement Plan
			Committee. Previous positions held by Mr. Loughridge
			since joining IBM in 1977 include Senior Vice President
			and General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	179
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the board of
			TIFF Advisory Services, Inc. (investment advisor), and
			as a member of the investment advisory committees
			of the Financial Industry Regulatory Authority (FINRA)
			and of Major League Baseball.

André F. Perold	Trustee	December 2004	Dr. Perold is the former George Gund Professor of	179
(1952)			Finance and Banking at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Managing Partner of HighVista Strategies
			LLC (private investment firm). Dr. Perold also serves as
			a director of Rand Merchant Bank and as an overseer
			of the Museum of Fine Arts Boston. From 2003 to
			2009, Dr. Perold served as chairman of the board of
			UNX, Inc. (equities trading firm).

Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	179
(1941)	Independent		Executive Officer of NACCO Industries, Inc. (forklift
	Trustee		trucks/housewares/lignite). Mr. Rankin also serves as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) and the National
			Association of Manufacturers; Chairman of the Board of
			the Federal Reserve Bank of Cleveland and of University
			Hospitals of Cleveland; and Advisory Chairman of the
			Board of The Cleveland Museum of Art.

Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	179
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as a director of SPX
			Corporation (multi-industry manufacturing), as an
			Overseer of the Amos Tuck School of Business
			Administration at Dartmouth College, and as an
			Advisor to the Norris Cotton Cancer Center.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	179
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	179
(1957)	Officer		Financial Officer of each of the investment companies
			served by Vanguard, since 2008. Mr. Higgins served as
			Treasurer of each of the investment companies served
			by Vanguard, from 1998 to 2008.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	179
(1955)			Treasurer of each of the investment companies served
by Vanguard, since 2008. Ms. Hyatt served as
Assistant Treasurer of each of the investment
companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	179
(1956)			Vanguard since 2006; General Counsel of Vanguard
since 2005; Secretary of Vanguard and of each of the
investment companies served by Vanguard, since
2005; and Director and Senior Vice President of
Vanguard Marketing Corporation since 2005. Ms. Stam
served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. All independent trustees serve as members of the committee. The committee held four meetings during the Funds‘ last fiscal year.
  Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held six meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Mark Loughridge and Scott C. Malpass are not included in the table because they did not serve as trustees until March 22, 2012.)

VANGUARD WORLD FUND
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2012[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$7,449	—	—	$210,000
Rajiv L. Gupta	7,449	—	—	210,000
Amy Gutmann	7,449	—	—	210,000
JoAnn Heffernan Heisen	7,449	$285	$5,231	210,000
F. Joseph Loughrey	7,449	—	—	210,000
André F. Perold	7,449	—	—	210,000
Alfred M. Rankin, Jr.	8,514	472	10,251	240,000
Peter F. Volanakis	7,449	—	—	210,000

1	The amounts shown in this column are based on the Trust‘s fiscal year ended August 31, 2011. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 180 Vanguard funds for the 2011 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2011. (Mark Loughridge and Scott C. Malpass are not included in the table because they did not serve as trustees as of December 31, 2011.)

		Dollar Range of	Aggregate Dollar Range of
		Fund Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee
U.S. Growth Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

International Growth Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	$1–$10,000	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	Over $100,000	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

FTSE Social Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Consumer Discretionary Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range of
		Fund Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee
Consumer Staples Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Energy Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Financials Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Health Care Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range of
		Fund Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee
Industrials Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Information Technology Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Materials Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Telecommunication Services Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range of
		Fund Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee
Utilities Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Extended Duration Treasury Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Mega Cap 300 Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Mega Cap 300 Value Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range of
		Fund Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee
Mega Cap 300 Growth Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of March 31, 2012, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2012, the following owned of record 5% or more of the outstanding shares of each class:

Vanguard U.S. Growth Fund—Investor Shares: Vanguard STAR Fund, Valley Forge, PA (28.34%), Vanguard Diversified Equity Fund, Valley Forge, PA (6.07%); Vanguard International Growth Fund—Investor Shares: Vanguard STAR Fund, Valley Forge, PA (13.59%); Vanguard FTSE Social Index Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.09%); Vanguard FTSE Social Index Fund—Institutional Shares: State of Utah Tobacco Trust Fund, Salt Lake City, UT (28.95%), Charles Schwab & Co. Inc., San Francisco, CA (13.07%), Preferred Professional Insurance Co., Omaha, NE (9.51%), Kaiser Permanente 401K Retirement Plan, Alameda, CA (7.83%), Fidelity Investments, Covington, KY (6.95%), Wells Fargo Bank NA FBO City & County of San Francisco, Greenwood Village, CO (5.29%), MAC & Co., Pittsburgh, PA (5.07%); Vanguard Information Technology Index Fund—Admiral Shares: Theodore & Vada Stanley Trust, New Canaan, CT (10.71%); Vanguard Materials Index Fund—Admiral Shares: Mitra & Co. FBO 61, Milwaukee, WI (7.46%); Vanguard Extended Duration Treasury Index Fund—Institutional Shares: MAC & Co., Pittsburgh, PA (22.87%), New York Life Trust Company, New York, NY (9.37%); Vanguard Mega Cap 300 Index Fund—Institutional Shares: Pershing LLC, Jersey City, NJ (43.75%), MAC & Co., Pittsburgh, PA (22.82%), Middlesex Health Systems Inc., Middletown, CT (14.54%), The Middlesex Hospital Endowment Fund, Middletown, CT (8.17%), Community Foundation of New Jersey Flagship Portfolio, Morristown, NJ (5.69%); Vanguard Mega Cap 300 Value Index Fund—Institutional Shares: Charles Schwab & Co. Inc., San Francisco, CA (32.36%), National Financial Services Corporation, New York, NY (6.98%); Vanguard Mega Cap 300 Growth Index Fund—Institutional Shares: MAC & Co., Pittsburgh, PA (95.62%); Vanguard Energy Index Fund—Admiral Shares: National Financial Services Corporation, New York, NY (5.28%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of March 31, 2012, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Vanguard Consumer Discretionary Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (33.9%), Charles Schwab & Co., Inc. (12.4%), Vanguard Marketing Corporation (7.6%), National Financial Services LLC (5.9%), UBS Financial Services LLC (5.8%), Brown Brothers Harriman & Company (5.6%); Vanguard Consumer Staples Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (15.5%), National Financial Services LLC (14.3%), Vanguard Marketing Corporation (13.8%), Charles Schwab & Co., Inc. (11.7%), Pershing LLC (5.3%); Vanguard Energy Index Fund—ETF Shares: Vanguard Marketing Corporation (19.5%), Charles Schwab & Co., Inc. (14.1%), National Financial Services LLC (12.1%), TD Ameritrade Clearing, Inc. (10.5%), Merrill Lynch, Pierce Fenner & Smith (9.8%); Vanguard Financials Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (28.7%), Vanguard Marketing Corporation (14.3%), Charles Schwab & Co., Inc. (9.2%), Citibank, N.A. (7.9%), National Financial Services LLC (6.9%); Vanguard Health Care Index Fund—ETF Shares: Charles Schwab & Co., Inc. (17.2%), Vanguard Marketing Corporation (15.6%), National Financial Services LLC (10.4%), TD Ameritrade Clearing, Inc. (6.9%), Merrill Lynch, Pierce Fenner & Smith (6.5%), Pershing LLC (5.3%), Citigroup Global Markets Inc. (5.3%), UBS Financial Services LLC (5.1%); Vanguard Industrials Index Funds—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (39.4%), Vanguard Marketing Corporation (10.2%), Charles Schwab &

Co., Inc. (9.9%), First Clearing, LLC (6.0%) National Financial Services LLC (5.9%); Vanguard Information Technology Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (26.0%), Charles Schwab & Co., Inc. (12.4%), First Clearing, LLC (8.8%), Vanguard Marketing Corporation (7.3%), National Financial Services LLC (5.8%), UBS Financial Services LLC (5.2%); Vanguard Materials Index Fund—ETF Shares: Vanguard Marketing Corporation (22.3%), Charles Schwab & Co., Inc. (15.6%), Merrill Lynch, Pierce Fenner & Smith (15.2%), National Financial Services LLC (8.5%), TD Ameritrade Clearing, Inc. (5.3%); Vanguard Telecommunication Services Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (25.1%), Brown Brothers Harriman & Co. (22.0%), First Clearing, LLC (8.0%), Charles Schwab & Co., Inc. (6.9%), Vanguard Marketing Corporation (6.1%); Vanguard Utilities Index Fund—ETF Shares: Vanguard Marketing Corporation (22.1%), Charles Schwab & Co., Inc. (15.5%), National Financial Services LLC (12.0%), Merrill Lynch, Pierce Fenner & Smith (5.9%), JPMorgan Chase Bank, National Association (5.6%); Vanguard Extended Duration Treasury Index Fund— ETF Shares: Merrill Lynch, Pierce Fenner & Smith (16.6%), Vanguard Marketing Corporation (12.9%), UBS Financial Services LLC (7.6%) National Financial Services LLC (6.8%), Bank of America (6.8%), Goldman, Sachs & Co. (6.2%), The Bank of New York Mellon (6.0%), Charles Schwab & Co., Inc. (5.8%); Vanguard Mega Cap 300 Index Fund—ETF Shares: Charles Schwab & Co., Inc. (20.2%), Merrill Lynch, Pierce Fenner & Smith (13.1%), Vanguard Marketing Corporation (11.9%), National Financial Services LLC (10.1%), Pershing LLC (7.1%), TD Ameritrade Clearing, Inc. (6.4%); Vanguard Mega Cap 300 Value Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (27.0%), Charles Schwab & Co., Inc. (10.4%), National Financial Services LLC (8.9%), Vanguard Marketing Corporation (8.3%), The Bank of New York Mellon (8.1%), UBS Financial Services LLC (5.2%); Vanguard Mega Cap 300 Growth Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (28.2%), Charles Schwab & Co., Inc. (11.2%),TD Ameritrade Clearing, Inc. (10.4%), Citigroup Global Markets Inc. (7.2%), National Financial Services LLC (6.6%), Vanguard Marketing Corporation (6.3%), The Northern Trust Company (5.6%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at

vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Oce’ Business Services, Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG LLP and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Orders

Vanguard’s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds), in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An exchange specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the exchange. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares’ market price and the ETF Shares’ underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market “discipline” that will result in a close correspondence between the price at which the ETF Shares trade and their

NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.

In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Trust currently uses seven investment advisors:

n	Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of assets in the International
Growth Fund.
n	Delaware Management Company provides investment advisory services for a portion of assets in the
U.S. Growth Fund.
n	M&G Investment Management Limited provides investment advisory services for a portion of assets in the
International Growth Fund.
n	Schroder Investment Management North America Inc. provides investment advisory services for a portion of assets in the International Growth Fund.
n	Wellington Management Company, LLP, provides investment advisory services for a portion of assets in the U.S.
Growth Fund.
n	William Blair & Company, L.L.C., provides investment advisory services for a portion of assets in the U.S. Growth Fund.
n	Vanguard provides investment advisory services to the FTSE Social Index Fund, the U.S. Sector Index Funds, the
Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds.

The Trust previously employed one other firm as investment advisor:

n AllianceBernstein L.P. provided investment advisory services for a portion of assets in the U.S. Growth Fund from 2001 through September 2010.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and fair market value of services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended August 31, 2011.

I. Vanguard U.S. Growth Fund

Vanguard U.S. Growth Fund uses a multimanager approach. The Fund currently has three investment advisors: Delaware Management Company; Wellington Management Company, LLP (Wellington Management); and William Blair & Company, L.L.C. (William Blair & Company). The Fund is a party to an investment advisory agreement with each advisor whereby the advisor manages the investment and reinvestment of the portion of the U.S. Growth Fund’s assets that the Fund’s board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the advisor’s Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio’s investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index over the preceding 36-month period (60-month period for William Blair & Company).

During the fiscal years ended August 31, 2009, 2010, and 2011, Vanguard U.S. Growth Fund incurred aggregate investment advisory fees of approximately $5,688,000 (before a performance-based decrease of $1,163,000), $6,368,000 (before a performance-based decrease of $1,075,000), and $6,438,000 (before a performance-based decrease of $502,000), respectively.

A. Delaware Management Company

Delaware Management Company is an investment management firm and a series of Delaware Management Holdings, Inc. (DMHI). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Limited, a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment services.

1. Other Accounts Managed

Christopher J. Bonavico co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Bonavico also managed 20 other registered investment companies with total assets of $6.8 billion (advisory fees based on account performance for two of these accounts with total assets of $1.5 billion) and 64 other accounts with total assets of $5.9 billion (advisory fees based on account performance for five of these accounts with total assets of $637.1 million).

Christopher M. Ericksen co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Ericksen also managed 14 other registered investment companies with total assets of $5 billion (advisory fees based on account performance for two of these accounts with total assets of $1.5 billion) and 41 other accounts with total assets of $4.7 billion (advisory fees based on account performance for three of these accounts with total assets of $413.1 million).

Daniel J. Prislin co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Prislin also managed 15 other registered investment companies with total assets of $5.1 billion (advisory fees based on account performance for two of these accounts with total assets of $1.5 billion) and 52 other accounts with total assets of $5.2 billion (advisory fees based on account performance for five of these accounts with total assets of $637.1 million).

Jeffrey S. Van Harte co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Van Harte also managed 15 other registered investment companies with total assets of $5.1 billion (advisory fees based on account performance for two of these accounts with total assets of $1.5 billion) and 47 other accounts with total assets of $5.2 billion (advisory fees based on account performance for five of these accounts with total assets of $637.1 million).

2. Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Delaware Management Company Portfolio, and the investment action for each other fund or account and the Delaware Management Company Portfolio may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the Delaware Management Company Portfolio may adversely affect the value of securities held by another fund or account or the Delaware Management Company Portfolio. In addition, the management of multiple other funds or accounts and the Delaware Management Company Portfolio may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Delaware Management Company Portfolio. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Management Company has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Seven of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest.

Although Delaware Management Company’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

3. Description of Compensation

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Management Company keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factors are the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, both for five successive rolling-12-month periods. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% (at the discretion of senior management.)

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The Focus Growth team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred-compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of DMHI issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to assist Delaware Management Company in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Management Company; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of DMHI is normally determined as of each March 31, June 30, September 30, and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

4. Ownership of Securities

As of August 31, 2011, the named portfolio managers did not own any shares of the U.S. Growth Fund.

B. Wellington Management

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of January 1, 2012, the firm is owned by 128 partners, all fully active in the business of the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

1. Other Accounts Managed

Andrew J. Shilling manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Shilling also managed five other registered investment companies with total assets of $1.8 billion (advisory fee based on account performance for one of these accounts with total assets of $79.9 million), seven pooled investment vehicles with total assets of $1.6 billion (advisory fees not based on account performance), and 33 other accounts with total assets of $5.1 billion (advisory fee based on account performance for one of these accounts with total assets of $169.4 million).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio's manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Manager), generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Wellington Management Portfolio

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio, or make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts previously identified.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of

Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the portion of the Wellington Management Portfolio compared to the Russell 1000 Growth Index over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Shilling is a partner of the firm.

4. Ownership of Securities

As of August 31, 2011, Mr. Shilling owned shares of the U.S. Growth Fund within the $500,001–$1,000,000 range.

C. William Blair & Company

William Blair & Company is an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

1. Other Accounts Managed

James Golan co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Golan also managed two other registered investment companies with total assets of $112.9 million (advisory fee based on account performance for one of these accounts with total assets of $84.6 million) and 28 other accounts with total assets of $168.7 million (none of which had advisory fees based on account performance).

David Ricci co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2011, the Fund held assets of $3.6 billion. As of August 31, 2011, Mr. Ricci also managed one other registered investment company with total assets of $133.7 million and 23 other accounts with total assets of $2.5 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Because each portfolio manager manages other accounts in addition to the William Blair & Company Portfolio, conflicts of interest may arise in connection with the portfolio managers’ management of William Blair & Company Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars, and aggregation of trades.

3. Description of Compensation

The compensation of William Blair & Company portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Mr. Golan and Mr. Ricci are principals of William Blair & Company, and each portfolio manager’s compensation consisted of a fixed base salary, a share of the firm’s profits, and, in some instances, a discretionary bonus. The discretionary bonus, as well as any potential changes to the principals’ ownership stakes, is determined by the head of William Blair & Company’s Investment Management Department subject to the approval of the firm’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager’s sustained, multi-year contribution to long-term investment performance and to the firm’s revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described in this section. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

4. Ownership of Securities

As of August 31, 2011, Mr. Golan owned shares of the U.S. Growth Fund within the $100,001–$500,000 range. Mr. Ricci did not own any shares of the U.S. Growth Fund.

II. Vanguard International Growth Fund

Vanguard International Growth Fund uses a multimanager approach. The Fund currently has three investment advisors: Baillie Gifford Overseas Ltd. (Baillie Gifford); M&G Investment Management Limited (M&G); and Schroder Investment Management North America Inc. (Schroders). The Fund is a party to an investment advisory agreement with each advisor whereby the advisor manages the investment and reinvestment of the portion of the International Growth Fund’s assets that the Fund’s board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the advisor’s Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio’s investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA over the preceding 36-month period.

During the fiscal years ended August 31, 2009, 2010, and 2011, Vanguard International Growth Fund incurred aggregate investment advisory fees of approximately $14,568,000 (before a performance-based increase of $2,906,000), $19,219,000 (before a performance-based increase of $4,340,000), and $25,730,000 (before a performance-based increase of $5,447,000), respectively.

Sub-Advisor—Schroder Investment Management North America Limited

The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.

Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 50% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.

A. Ballie Gifford

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. Other Accounts Managed

James K. Anderson manages a portion of Vanguard International Growth Fund; as of August 31, 2011, the Fund held assets of $17.4 billion. As of August 31, 2011, Mr. Anderson also managed one pooled investment vehicle with total assets of $4.1 billion (advisory fee not based on account performance) and 21 other accounts with total assets of $7.9 billion (advisory fees based on account performance for five of these accounts with total assets of $2.4 billion).

2. Material Conflicts of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

Mr. Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension benefits are not available to Partners, and therefore Partners provide for benefits from their own personal funds.

4. Ownership of Securities

As of August 31, 2011, Mr. Anderson did not own any shares of the International Growth Fund.

B. M&G

M&G is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain’s first unit trust (mutual fund).

1. Other Accounts Managed

Greg Aldridge co-manages a portion of Vanguard International Growth Fund; as of August 31, 2011, the Fund held assets of $17.4 billion. As of August 31, 2011, Mr. Aldridge also managed one other registered investment company with total assets of $190.8 million (advisory fee based on account performance) and five pooled investment vehicles with total assets of $1.8 billion (advisory fee based on account performance for one of these accounts with total assets of $45.7 million).

Graham French co-manages a portion of Vanguard International Growth Fund; as of August 31, 2011, the Fund held assets of $17.4 billion. As of August 31, 2011, Mr. French also managed three other registered investment companies with total assets of $5.7 billion (advisory fee based on account performance for two of these accounts with total assets of $5.4 billion) and four pooled investment vehicles with total assets of $11.8 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

3. Description of Compensation

Mr. Aldridge and Mr. French are compensated in line with standard M&G practice, which is outlined in this section.

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people’s value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

  Base pay is used to reward inputs, reflecting the values of people’s knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.
  Bonus payment levels are closely aligned with ”outputs” (chiefly investment performance but also other results) such as asset accumulation. Bonuses are discretionary, variable year-on-year, and reflect personal, team, and company performance. Depending on the fund’s objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard International Growth Fund, the performance factor of the fund managers’ bonus is dependent on the Fund’s performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.
  M&G’s long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the company’s value to those who play a significant role in its growth. The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.
  The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

M&G’s remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

4. Ownership of Securities

As of August 31, 2011, the named portfolio managers did not own any shares of the International Growth Fund.

C. Schroders

Each of Schroders and Schroder Limited is an indirect wholly owned subsidiary of Schroders plc, the ultimate parent of a large worldwide group of financial service companies with subsidiaries and branches and representative offices located in 25 countries. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates specialize in providing investment management services.

1. Other Accounts Managed

Virginie Maisonneuve co-manages a portion of Vanguard International Growth Fund; as of August 31, 2011, the Fund held assets of $17.4 billion. As of August 31, 2011, Ms. Maisonneuve also managed six other registered investment companies with total assets of $1.5 billion (advisory fees not based on account performance), ten pooled investment vehicles with total assets of $1.5 billion (advisory fee based on account performance for one of these accounts with total assets of $10.3 million), and 25 other accounts with total assets of $3.7 billion (advisory fees based on account performance for three of these accounts with total assets of $541 million).

Simon Webber co-manages a portion of Vanguard International Growth Fund; as of August 31, 2011, the Fund held assets of $17.4 billion. As of August 31, 2011, Mr. Webber also managed six other registered investment companies with total assets of $1.5 billion, three pooled investment vehicles with total assets of $264.2 million, and 11 other accounts with total assets of $1.4 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Whenever a portfolio manager of the Schroder’s Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Schroder’s Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Schroder’s Portfolio may be seen itself to constitute a conflict with the interest of the Schroder’s Portfolio.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Schroder’s Portfolio. Securities selected for funds or accounts other than the Schroder’s Portfolio may outperform the securities selected for the Schroder’s Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Schroder’s Portfolio may not be able to take full advantage of that opportunity because of an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by client directors. Schroders has developed trade allocation and client order priority systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

3. Description of Compensation

Schroders’ fund managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program. Ms. Maisonneuve and Mr. Webber both receive compensation based on the factors discussed in this section.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers may be composed of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of its funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned both with those of the shareholders and with those of investors. Over recent years Schroders has increased the level of deferred awards, and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

4. Ownership of Securities

As of August 31, 2011, Ms. Maisonneuve owned shares of the International Growth Fund within the $100,001–$500,000 range. Mr. Webber did not own any shares of the International Growth Fund.

III. Vanguard FTSE Social Index Fund, Vanguard U.S. Sector Index Funds, Vanguard Extended Duration Treasury Index Fund, and Vanguard Mega Cap 300 Index Funds

Vanguard, through its Equity Investment Group, provides investment advisory services on an at-cost basis to Vanguard FTSE Social Index Fund, Vanguard U.S. Sector Index Funds, and Vanguard Mega Cap 300 Index Funds. Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to Vanguard Extended Duration Treasury Index Fund. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

For the fiscal years ended August 31, 2009, 2010, and 2011, the Funds incurred the following approximate expenses relating to advisory services:

Vanguard Fund	2009	2010	2011
FTSE Social Index Fund	$ 53,000	$ 66,000	$ 76,000
Consumer Discretionary Index Fund	16,000	29,000	51,000
Consumer Staples Index Fund	81,000	90,000	101,000
Energy Index Fund	91,000	144,000	201,000
Financials Index Fund	71,000	91,000	100,000
Health Care Index Fund	87,000	101,000	108,000
Industrials Index Fund	29,000	46,000	65,000
Information Technology Index Fund	58,000	124,000	196,000
Materials Index Fund	38,000	83,000	106,000
Telecommunication Services Index Fund	20,000	30,000	54,000
Utilities Index Fund	56,000	78,000	126,000
Extended Duration Treasury Index Fund	26,000	35,000	57,000
Mega Cap 300 Index Fund	32,000	48,000	60,000
Mega Cap 300 Value Index Fund	24,000	40,000	59,000
Mega Cap 300 Growth Index Fund	36,000	60,000	75,000

1. Other Accounts Managed

Gregory Davis manages the Extended Duration Treasury Index Fund; as of August 31, 2011, the Fund held assets of $529 million. As of August 31, 2011, Mr. Davis also managed all or a portion of six other registered investment companies with total assets of $40 billion, co-managed three other registered investment companies with total assets of $13.9 billion, and co-managed five pooled investment vehicles with total assets of $2.9 billion (none of which had advisory fees based on account performance).

Michael D. Eyre manages the Mega Cap 300 Value Index, Mega Cap 300 Growth Index, Materials Index, and Utilities Index Funds; as of August 31, 2011, the Funds collectively held assets of $2.9 billion.

Christine Franquin manages the FTSE Social Index Fund; as of August 31, 2011, the Fund held assets of $500 million. As of August 31, 2011, Ms. Franquin also managed three pooled investment vehicles with total assets of $13.2 billion and four other accounts with total assets of $802 billion (none of which had advisory fees based on account performance).

Michael A. Johnson manages the Consumer Discretionary Index and Consumer Staples Index Funds; as of August 31, 2011, the Funds collectively held assets of $1.2 billion. As of August 31, 2011, Mr. Johnson also managed two other registered investment companies with total assets of $397 million and two pooled investment vehicles with total assets of $1.7 billion (none of which had advisory fees based on account performance).

Ryan E. Ludt manages the Health Care Index Fund, Telecommunication Services Index Fund, and Mega Cap 300 Index Fund; as of August 31, 2011, the Funds collectively held assets of $1.6 billion. As of August 31, 2011, Mr. Ludt also managed eight other registered investment companies with total assets of $28 billion (none of which had advisory fees based on account performance).

Jeffrey D. Miller manages the Energy Index, Financials Index, Industrials Index, and Information Technology Index Funds; as of August 31, 2011, the Funds collectively held assets of $4.9 billion. As of August 31, 2011, Mr. Miller also managed two other registered investment companies with total assets of $249 million, three pooled investment vehicles with total assets of $7.5 billion, and one other account with total assets of $6.8 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

The named portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2011, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax-law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the FTSE Social Index Fund, the U.S. Sector Index Funds, the Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of August 31, 2011, Vanguard employees collectively invested more than $2.8 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of August 31, 2011, the named portfolio managers did not own any shares of the Extended Duration Treasury Index Fund, FTSE Social Index Index Fund, Mega Cap 300 Index Funds, or U.S. Sector Index Funds.

IV. Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with Baillie Gifford, M&G, Schroders, and William Blair & Company are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities.

The initial investment advisory agreements with Delaware Management Company and Wellington Management are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ for Schroders), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (60 days’ for Schroders), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides at-cost investment advisory services to Vanguard FTSE Social Index Fund, Vanguard Extended Duration Treasury Index Fund, Vanguard U.S. Sector Index Funds, and Vanguard Mega Cap 300 Index Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of bonds in which the Extended Duration Treasury Index Fund invests are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices).

As previously explained, the types of bonds that the Extended Duration Treasury Index Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates that other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended August 31, 2009, 2010, and 2011, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2009	2010	2011
U.S. Growth Fund[1]	$ 4,861,000	$ 3,951,000	$ 2,532,000
International Growth Fund	15,101,000	18,549,000	20,556,000
FTSE Social Index Fund[2]	20,000	52,000	8,000
Consumer Discretionary Index Fund	4,000	5,000	4,000
Consumer Staples Index Fund	56,000	9,000	9,000
Energy Index Fund[2]	112,000	69,000	63,000
Financials Index Fund	61,000	43,000	31,000
Health Care Index Fund	12,000	23,000	12,000
Industrials Index Fund	5,700	7,000	4,000
Information Technology Index Fund	32,000	30,000	21,000
Materials Index Fund	17,000	10,000	25,000
Telecommunication Services Index Fund	99,000	42,000	30,000
Utilities Index Fund	15,000	17,000	11,000
Extended Duration Treasury Index Fund	—	—	—
Mega Cap 300 Index Fund	7,000	6,000	8,000
Mega Cap 300 Value Index Fund	12,000	10,000	13,000
Mega Cap 300 Growth Index Fund	12,000	11,000	16,000

1 The decrease in brokerage commissions in 2011 for the Fund was due to the trading strategies employed by the
Fund's current advisors. The current advisors joined the Fund in October 2010; 2011 was the first full year in which their trading strategies impacted brokerage commissions.
2 Several factors can impact the frequency of a fund’s portfolio transactions. Two of those factors, cash flow and market volatility, were factors during the Funds’ most recent fiscal years, resulting in higher or lower brokerage commissions.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

As of August 31, 2011, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
U.S. Growth Fund	UBS Financial Services Inc	—
International Growth Fund	—	—
FTSE Social Index Fund	—	—
Consumer Discretionary Index Fund	—	—
Consumer Staples Index Fund	—	—
Energy Index Fund	—	—
Financials Index Fund	Goldman, Sachs & Co.	$17,013,000
	Jefferies & Company, Inc.	684,000
	Morgan Stanley	7,253,000
Health Care Index Fund	—	—
Industrials Index Fund	Knight Capital Markets LLC	—
Information Technology Index Fund	—	—
Materials Index Fund	—	—
Telecommunication Services Index Fund	—	—
Utilities Index Fund	—	—
Extended Duration Treasury Index Fund	—	—
Mega Cap 300 Index Fund	Goldman, Sachs & Co.	$2,684,000
	Kellogg Partners	648,000
	Morgan Stanley	1,135,000
Mega Cap 300 Value Index Fund	Goldman, Sachs & Co.	$5,269,000
	Morgan Stanley	2,243,000
Mega Cap 300 Growth Index Fund	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval Nominated slate results in board made up of a majority of independent directors. All members of Audit, Nominating, and Compensation committees are independent of management.

Factors Against Approval

Nominated slate results in board made up of a majority of non-independent directors.

Audit, Nominating, and/or Compensation committees include non-independent members.

Incumbent board member failed to attend at least 75% of meetings in the previous year.

Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval

Company requires senior executives to hold a minimum amount of company stock (frequently expressed as a multiple of salary).

Company requires stock acquired through option exercise to be held for a certain period of time.

Compensation program includes performance-vesting awards, indexed options, or other performance-linked grants.

Concentration of option grants to senior executives is limited (indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

Factors Against Approval

Total potential dilution (including all stock-based plans) exceeds 15% of shares outstanding.

Annual option grants have exceeded 2% of shares outstanding.

Plan permits repricing or replacement of options without shareholder approval.

Plan provides for the issuance of reload options.

Plan contains automatic share replenishment (evergreen) feature.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval

Plan is relatively short-term (3-5 years).

Plan requires shareholder approval for renewal.

Plan incorporates review by a committee of independent directors at least every three years (so-called TIDE provisions).

Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%). Highly independent, non-classified board.

Factors Against Approval

Plan is long term (>5 years).

Renewal of plan is automatic or does not require shareholder approval.

Ownership trigger is less than 15%.

Classified board.

Board with limited independence.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Vanguard Extended Duration Treasury Index Fund, Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Value Index Fund, Vanguard Mega Cap 300 Growth Index Fund, and each Vanguard U.S. Sector Index Fund (collectively, the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds’ Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund’s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind.

EXCHANGE LISTING AND TRADING

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange may, but is not required to, delist a Fund’s ETF Shares if (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the ETF Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for each Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for a Fund’s ETF Shares. The IOPV is designed as an estimate of a Fund’s NAV at a particular point in time, but it is only an estimate and it should not be viewed as the actual NAV, which is calculated once each day.

CONVERSIONS AND EXCHANGES OF VANGUARD U.S. SECTOR INDEX FUNDS AND VANGUARD MEGA CAP 300 INDEX FUNDS

Owners of conventional shares (i.e., not exchange-traded shares) issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services (Vanguard Brokerage) or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact his or her broker.

Vanguard Brokerage Services does not imposes a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor’s request to convert, Vanguard will transfer conventional shares from the investor’s account with Vanguard to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor’s account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at NAV, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult his or her broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.

The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:

  The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
  During the conversion process, an investor will remain fully invested in the Fund‘s conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.
  The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
  If an investor has used the average cost basis method of accounting for conventional mutual fund shares prior to converting them to ETF Shares, the investor is required to maintain the average cost basis method of accounting for the converted ETF Shares, unless the investor first obtains permission from the IRS to use a different method.

  However, since January 1, 2010, any new ETF Shares that an investor purchases may be eligible for another IRS- approved method.
  During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether their shares are held in the investor’s account or the broker‘s omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.

NO CONVERSIONS OR EXCHANGES OF VANGUARD EXTENDED DURATION TREASURY ETF SHARES

The conventional share classes of Vanguard Extended Duration Treasury Index Fund are “daily dividend” share classes, which accrue dividends each day, while the ETF share class does not. The ETF Shares treat dividends much like a stock fund does, in that the dividends cause the NAV of the ETF Shares to increase. When the dividend is earned (on the “ex-dividend date”), the NAV of the ETF Shares will fall. The differing dividend policy between the conventional and ETF classes of shares prevents Vanguard from offering a conversion privilege for the Fund.

BOOK ENTRY ONLY SYSTEM

ETF Shares issued by the Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, number and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; or payments made on account of beneficial ownership interests in such ETF Shares; or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Funds make other arrangements with respect thereto satisfactory to the exchange.

PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS

Except for conversions to ETF Shares from other conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds do not issue fractional Creation Units.

A Business Day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a Purchase Balancing Amount and a Transaction Fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

The Purchase Balancing Amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Purchase Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to an ETF Fund in cash. If the Purchase Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the Transaction Fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each Business Day a list of the names and the number of shares of each Deposit Security to be included in the next Business Day’s Fund Deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.

The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions, to reflect interest payments on underlying bonds, or in response to adjustments to the weighting or composition of the component securities of the relevant target index.

In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund’s determination shall be final and binding.

Procedures For Purchasing Creation Units

An Authorized Participant may place an order to purchase Creation Units of a stock ETF either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.

To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day’s NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Deposit Securities and the Cash Component.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or e-mail systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required.

Placement of Purchase Orders for Vanguard U.S. Sector ETFs and Vanguard Mega Cap 300 ETFs

Purchase Orders Using the Clearing Process

For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.

An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund’s designated agent not later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.

Purchase Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Fund’s designated agent on the Transmittal Date if (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a Fund Deposit is incomplete on the third Business Day after the trade date (the trade date, known as “T,” is the date on which a security trade actually takes place; three Business Days after the trade date is known as “T+3”) because of the failed delivery of one or more of the Deposit Securities, an ETF Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Placement of Purchase Orders for Vanguard Extended Duration Treasury ETFs

An Authorized Participant must deliver the cash and government securities portion of a Fund Deposit through the Federal Reserve’s Fedwire System and the corporate securities portion of a Fund Deposit through the DTC. If a Fund Deposit is incomplete on the third Business Day after the trade date because of the failed delivery of one or more of the Deposit Securities, the Fund shall be entitled to cancel the purchase order.

The ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders

Each Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

  the order is not in proper form;
  the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power and number of shares of all classes of stock issued by the Fund;
  the Deposit Securities delivered are not the same (in name or amount) as the published basket;
  acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund;
  acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
  acceptance of the Fund Deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or
  circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.

If the purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. For all ETF Funds except Vanguard Extended Duration Treasury Index Fund, an additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of its investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. In no event will the total Transaction Fee exceed 2% of the cash-in-lieu amount.

The Transaction Fees for purchases of Creation Units are listed in the following table. The Transaction Fees are subject to revision from time to time.

Transaction Fee
Vanguard ETF	on Purchases
Consumer Discretionary ETF	$1,000
Consumer Staples ETF	250
Energy ETF	500
Financials ETF	1,000
Health Care ETF	750
Industrials ETF	500
Information Technology ETF	1,000
Materials ETF	500
Telecommunication Services ETF	250
Utilities ETF	250
Mega Cap 300 ETF	750
Mega Cap 300 Value ETF	500
Mega Cap 300 Growth ETF	500
Extended Duration Treasury ETF	500

REDEMPTION OF ETF SHARES IN CREATION UNITS

To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a Business Day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a Redemption Balancing Amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a Transaction Fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor would pay the Redemption Balancing Amount in cash to the ETF Fund rather than receiving such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each Business Day a list of the names and the number of shares of each Redemption Security to be included in the next Business Day’s redemption basket for each ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or e-mail systems were not operating properly).

Transaction Fee on Redemptions of Creation Units

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. For all ETF Funds except Vanguard Extended Duration Treasury Index Fund, an additional charge may be imposed for redemptions of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor may be assessed an additional charge on the cash-in-lieu portion of its redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur by selling portfolio securities to raise the necessary cash, which may include, if applicable, market-impact costs. In no event will the total Transaction Fee exceed 2% of the cash-in-lieu amount. When the Extended Duration Treasury Index Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, unlike for purchases, the Fund does not impose an additional variable charge on the cash-in-lieu portion.

For each ETF Fund, the amount of the Transaction Fee on redemptions of Creation Units is the same as the fee imposed on comparable purchases (see “Transaction Fee on Purchases of Creation Units”), regardless of the number of Creation Units redeemed. The Transaction Fees are subject to revision from time to time.

Placement of Redemption Orders for Vanguard U.S. Sector ETFs and Vanguard Mega Cap 300 ETFs

Redemption Orders Using the Clearing Process

An Authorized Participant may place an order to redeem Creation Units of a stock ETF either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.

An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the ETF Fund’s designated agent no later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of an ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.

Redemption Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund’s designated agent no later than Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such Transmittal Date.

After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent.

If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the Fund as a result of the late delivery or failure to deliver.

Each ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a Transaction Fee, including a charge for cash redemptions, as previously discussed).

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Placement of Redemption Orders for Vanguard Extended Duration Treasury ETFs

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit such order in proper form to the Distributor no later than Closing Time in order to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

If on the settlement date (typically T+3) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with the collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the Fund as a result of the late delivery or failure to deliver.

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Suspension of Redemption Rights

The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practical, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, Vanguard ETFs do not intend to include 144A securities in their redemption baskets.)

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended August 31, 2011, appearing in the Funds‘ 2011 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

“FTSE®” and “FTSE4Good ™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500 ®, Standard & Poor’s 500, 500 ®, S&P MidCap 400 ®, and S&P SmallCap 600 ®are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

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